UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

February 7, 2007

Date of Report (date of earliest event reported)

THERMAGE, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33123	68-0373593
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

25881 Industrial Boulevard, Hayward, California 94545

(Address of principal executive offices)

(510) 782-2286

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Reference is made to Section 5.02 hereunder regarding the terms and conditions for grants of restricted stock units, restricted stock and stock options under form agreements pursuant to our 2006 Equity Incentive Plan, which are filed herewith as exhibits and incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On February 7, 2007, our compensation committee approved cash and equity bonuses to our executive officers for their performance for the fiscal year ended December 31, 2006. The amount of the cash and equity awards are as follows:

Stephen J. Fanning	$292,500	13,732 restricted stock units
President and Chief Executive Officer
Laureen DeBuono	$98,280	4,614 restricted stock units
Chief Financial Officer
Douglas W. Heigel	$83,200	3,906 restricted stock units
Vice President, Operations
Richard J. Meader	$83,200	3,906 restricted stock units
Vice President, Clinical, Regulatory & Quality Affairs
Gary L. Wilson	$85,280	4,003 restricted stock units
Vice President, International Sales
5 Other Executive Officers	$406,630	19,087 restricted stock units

The equity grants were restricted stock units made pursuant to our 2006 Equity Incentive Plan. These restricted stock units will vest quarterly over a one year period beginning on January 1, 2007 and ending on December 31, 2007. Each unit represents the right to receive one share of our common stock on the date it vests. Additional terms and conditions of these restricted stock units are specified in our 2006 Equity Incentive Plan and an agreement executed with the grantee, the form of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

In the future, we may also grant equity incentives under our 2006 Equity Incentive Plan in the form of restricted stock or stock option. The form of agreements related to such grants is filed herewith as Exhibits 10.2 and 10.3 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Notice of Grant for, and Terms and Conditions of, Restricted Stock Units under the 2006 Equity Incentive Plan

10.2	Form of Notice of Grant for, and Terms and Conditions of, Restricted Stock under the 2006 Equity Incentive Plan

10.3	Form of Notice of Grant for, and Terms and Conditions of, Stock Options under the 2006 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERMAGE, INC.

Date: February 12, 2007	By:	/s/ Laureen DeBuono
Laureen DeBuono
Chief Financial Officer